UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020 (May 14, 2020)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, UK

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

Purchase Agreement

On May 14, 2020, Tronox Holdings plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Tronox Titanium Holdings AS, a Norwegian corporation and a wholly-owned indirect subsidiary of the Company (“Purchaser”), Eramet S.A., a société anonyme incorporated in France (“Eramet”), and Tizir Limited, a private limited company incorporated under the laws of England and Wales (“Seller”), entered into a binding stock purchase agreement (the “Purchase Agreement”), pursuant to which the Purchaser agreed to purchase 100% of the issued share capital of Tizir Titanium & Iron AS, a Norwegian incorporated entity and a wholly-owned subsidiary of the Seller (the “Business”), for a purchase price of $300.4 million in cash plus interest at 3% per annum from December 31, 2019 until the date of completion (the “Transaction”).

Conditions to the Transaction

The parties’ obligations to complete the Transaction are subject to certain customary closing conditions, including:

•	certain regulatory approvals;
•	no proceedings having been instituted, threatened or required, or law coming into force, that prohibits, declares illegal, or otherwise challenges the Transaction;
•	subject to specified materiality standards, accuracy of certain warranties at completion of the Transaction; and
•	no material adverse effect having occurred in relation to the Business in the period between the date of the Purchase Agreement and completion of the Transaction.

The Purchase Agreement sets out a long stop date of May 13, 2021 (the “Initial Long Stop Date”), or such later date as the parties may mutually agree, for the completion of the Transaction. The Purchase Agreement provides that the Purchaser must pay to the Seller a termination fee of $18 million if the Purchase Agreement is terminated as a result of a failure to satisfy certain regulatory approvals set out in the Purchase Agreement prior to the Initial Long Stop Date or if all conditions to closing have been satisfied by the Initial Longstop Date, but the Purchaser fails to comply with its completion obligations (the “Termination Payment”). The Purchase Agreement further provides that the Initial Long Stop Date may be extended by the Purchaser until August 13, 2021 and then  November 13, 2021 (each a “Long Stop Date Extension”), and that the Termination Payment shall be increased by $1 million following each Long Stop Date Extension (provided that the amount of the Termination Payment shall not exceed $20 million). The parties have agreed that the Termination Payment will be deposited in an escrow account.

Other Terms of the Transaction

The parties have each made customary warranties and covenants in the Purchase Agreement that are subject to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among others, the Seller’s obligation to operate the Business in the usual and ordinary course consistent with past practice in the period between the date of execution of the Purchase Agreement and the completion of the Transaction and not to take certain specified actions during such period.  Under the Purchase Agreement, the Seller and Purchaser also agree to indemnify one another against certain losses, with certain specified exceptions and limitation.

The Company has agreed to guarantee the payment and performance obligations of the Purchaser under the Purchase Agreement and will fund the Transaction through existing cash reserves.

Simultaneous with the closing of the Transaction, the parties will enter into certain ancillary agreements including a transitional services agreement and an ilmenite supply agreement.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an amendment to this Current Report on Form 8-K as Exhibit 2.1 and will be incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 14, 2020, the Company issued a press release, a copy of which is furnished hereto as Exhibit 99.1, announcing that it has entered into a definitive agreement pursuant to which Buyer has agreed to acquire the Business.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance including the effects of the COVID-19 pandemic and anticipated synergies based on our growth and other strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, actual synergies, or achievements to differ materially from the results, level of activity, performance, anticipated synergies or achievements expressed or implied by the forward-looking statements. Significant risks and uncertainties may relate to, but are not limited to, the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that the Transaction does not close or that the Transaction Agreement is terminated; the risk that expected synergies, operating efficiencies and other benefits expected from the Transaction will not be realized or will not be realized within the expected time period; business and market disruptions related to the COVID-19 pandemic, market conditions and price volatility for titanium dioxide, zircon and other feedstock materials, as well as global and regional economic downturns, including as a result of the COVID-19 pandemic, that adversely affect the demand for our end-use products; disruptions in production at our mining and manufacturing facilities; and other financial, economic, competitive, environmental, political, legal and regulatory factors. These and other risk factors are discussed in the Company's filings with the Securities and Exchange Commission (SEC).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Tronox Holdings plc, dated May 14, 2020
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 14, 2020	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary